Exhibit 10.43(a)

AMENDMENT
TO
EMPLOYMENT AGREEMENT

        AMENDMENT, dated as of December 12, 2002 (this "Amendment"), to the Employment Agreement (the "Employment Agreement") dated as of July 20, 2001 between Hexcel Corporation and David E. Berges.

        WHEREAS, the parties hereto desire to amend the Employment Agreement as provided herein.

        NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

        1.    The first sentence of Section 9(a) of the Employment Agreement is hereby deleted in its entirety and the following sentence is inserted in lieu thereof:

          "Gross-Up. The following provision shall apply if the Date of Termination occurs on or prior to December 19, 2003."

        2.    The first sentence of Section 9(b) of the Employment Agreement is hereby deleted in its entirety and the following sentence is inserted in lieu thereof:

          "Valley. The following provision shall apply if the Date of Termination occurs after December 19, 2003."

        3.    Except as expressly modified herein, all terms and provisions of the Employment Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed.

        4.    No change, modification or waiver of any provision of this Amendment shall be valid unless the same is in writing and signed by the parties hereto.

        5.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of Connecticut, without regard to its conflict of law rules.

        6.    This Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first written above.

HEXCEL CORPORATION
By:	/s/ IRA J. KRAKOWER Ira J. Krakower Senior Vice President
/s/ DAVID E. BERGES David E. Berges